Exhibit 99.3

UNAUDITED CONSENSED PRO FORMA FINANCIAL STATEMENTS OF THE COMPANY FOR THE
TWELVE MONTHS ENDED NOVEMBER 30, 2014 AND THE THREE MONTHS ENDED FEBRUARY 28, 2015

The following unaudited pro forma condensed combined balance sheet as of February 28, 2015 and the unaudited pro forma condensed combined statement of operations for the year ended November 30, 2014 and the three months ended February 28, 2015 are based on the historical financial statements of Orgenesis Inc. (“Orgenesis” or the “Company”) and MaSTherCell and Cell Therapy Holdings (collectively the "Target" or “MaSTherCell”) after giving effect to Orgenesis’ acquisition of the Target on March 2, 2015, and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The acquisition has been accounted for using the acquisition accounting method, as described in Note 1 to these unaudited pro forma condensed combined financial statements. The Target’s tangible and identifiable intangible assets acquired and liabilities assumed were recorded based upon their estimated fair values as of March 2, 2015, the closing date of the acquisition. The excess purchase price over the value of the net assets acquired was recorded as goodwill.

The unaudited pro forma condensed combined balance sheet as of February 28, 2015 is presented as if the acquisition of the Target had occurred on February 28, 2015 and is derived from the unaudited consolidated balance sheet of Orgenesis at February 28, 2015 and the unaudited balance sheet of the Target at February 28, 2015 and gives effect to certain pro forma adjustments. The unaudited pro forma condensed combined statement of operations for the year ended November 30, 2014 and the three months ended February 28, 2015 are derived from the historical statements of operations of Orgenesis and the Target and are presented as if the acquisition occurred on December 1, 2013 and give effect to certain pro forma adjustments.

The Target’s financial statements and notes as included in Exhibit 99.1 are stated in Euros. The statements and notes were translated into U.S. Dollars for use in the pro forma condensed combined financial statements as follows: The balance sheet as of February 28, 2015 was translated at the exchange rate as of that date of 1.12 Euro’s to the U.S. Dollar. The statement of operations for the year ended November 30, 2014 was translated at the average exchange rate for the year of 1.34 Euros to the U.S. Dollar. The statement of operations for the three-months ended February 28, 2015 was translated at the average exchange rate for the period of 1.18 Euros to the U.S. Dollar. Note 1, which describes the terms of the acquisition, was translated at the exchange rate of 1.12 Euro’s to the U.S. Dollar as of the date of the close of the transaction, March 2, 2015. In the other notes to the financial statements, the exchange rate used for assets and liabilities was the rate as of February 28, 2015 and the exchange rate used for expenses was the average rate for the year ended November 30, 2014 or three months ended February 28, 2015, as applicable. The exchange rate used in each case for the translation is based on the average prevailing market exchange rate for the relevant period.

The unaudited pro forma condensed combined statement of operations are based upon the historical financial statements of Orgenesis and the Target and include all adjustments that give effect to events that are directly attributable to the transaction, are expected to have a continuing impact, and that are factually supportable.

The pro forma adjustments and related assumptions are described in the accompanying notes presented on the following pages. The unaudited pro forma adjustments are based upon currently available information and assumptions that we believe to be reasonable.

The unaudited pro forma condensed combined financial statements have been prepared by management for illustrative purposes only, in accordance with Article 11 of Regulation S-X and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Orgenesis and the Target been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with:

  the accompanying notes to the unaudited pro forma condensed combined financial statements;

  the audited consolidated financial statements of Orgenesis for the year ended November 30, 2014 and the related notes thereto, included in Orgenesis' Annual Report on form 10-K and the unaudited condensed consolidated financial statements of Orgenesis for the three months ended February 28, 2015 and related notes included in Orgenesis’ Quarterly Report on Form 10-Q, both filed with the Securities and Exchange Commission on February 19, 2015 and April 14, 2015, respectively;

  the audited financial statements of the Target for the years ended November 30, 2014 and 2013 and the related notes thereto, filed as part of Exhibit 99.1 to this Current Report on Form 8-K/A; and

  the unaudited condensed financial statements of the Target for the three months periods ended February 28, 2015 and 2014 and the related notes thereto, filed as part of Exhibit 99.1 to this Current Report on Form 8- K/A.

The purchase price allocation for the Target takes into account the information management believes is reasonable. Nevertheless, the Company has one year from the Closing Date to make a final determination of purchase accounting allocations; and, accordingly, adjustments may be made to the foregoing allocations for the Target.

ORGENESIS INC. AND SUBSIDARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF FEBRUARY 28, 2015
(U.S. Dollars in Thousands)

		Cell
		therapy
	Orgenesis	Holdings
	Inc	SA	Pro Forma		Orgenesis
	Historical	Historical	Adjustments		Pro Forma
Assets
CURRENT ASSETS:
Cash and cash equivalents	$520	304			$824
Restricted cash	5				5
Trade and other receivables		1,540	799)	(C)	741
Prepaid expenses and other accounts receivable	677	90			767
Inventory		231			231
TOTAL CURRENT ASSETS	1,202	2,165	799)		2,568
FUNDS IN RESPECT OF RETIREMENT BENEFITS OBLIGATION	6				6
PROPERTY AND EQUIPMENT, NET	19	4,236			4,255
OTHER ASSETS		35			35
INTANGIBLE ASSETS, net			18,977	(D)	18,977
GOODWILL			10,424	(H)	10,424
TOTAL ASSETS	1,227	6,436	28,602		36,265
Liabilities net of capital deficiency
CURRENT LIABILITIES:
Short-term bank credit		224			224
Accounts payable and accrued expenses	771	995	(83)	(C)	1,683
Employees and related payables	549	387			936
Related parties	42				42
Advance payment on account of grant and deferred income	552	2,791	(716)	(C)

			(1,842)	(E)	785
Loans payable		1,240			1,240
Convertible loan	2,524				42,52
TOTAL CURRENT LIABILITIES	4,438	5,637	(2,641)		7,434

LONG-TERM LIABILITIES:
Long-term portion of convertible loans		1,793	(99)	(F)	1,694
Long-term debt		2,611			2,611
Warrants	407				407
Deferred Taxes			4,957	(G)	4,957
Retirement benefits obligation	5				5
TOTAL LONG-TERM LIABILITIES	412	4,404	4,858		9,674
TOTAL LIABILITIES	4,850	10,041	2,217		17,108
REDEEMABLE COMMON STOCK			22,780	(A)	22,780
CAPITAL DEFICIENCY:
Common stock of $0.0001 par value	5	1,372	(1,372)	(B)	5
Additional paid-in capital	13,401				13,401
Receipts on account of shares to be allotted	60				60
Accumulated other comprehensive loss	(120)				(120)
Accumulated deficit	(16,969)	(3,878)	3,878	(B)	(16,969)
Non-controlling interest		(1,099)	1,099	(B)
TOTAL CAPITAL DEFICIENCY	(3,623)	(3,605)	3,605		(3,623)
TOTAL LIABILITIES NET OF CAPITAL DEFICIENCY	$1,227	6,436	28,602		$36,265

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements, which are an integral part of these statements.

ORGENESIS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2014
(U.S. dollars in thousands, except per share data)

		Orgenesis	Cell therapy
		Inc	Holdings SA	Pro Forma		Orgenesis
		Historical	Historical	Adjustments		Pro Forma

REVENUES	$		1,606	(542)	(E)	$1,064
COST OF REVENUES			2,637	143	(D)	2,780
GROSS LOSS			1,031	685		1,716
OPERATING EXPENSES:

Research and development expenses, Net		1,549				1,549
Selling, general and administrative		3,027	1,735	1,632	(D)
				(101)	(I)	6,293
OPERATING LOSS		4,576	2,766	2,216		9,558
FINANCIAL EXPENSES, net		927	358	(2)	(F)	1,283
LOSS BEFORE INCOME TAXES		5,503	3,124	2,214		10,841
INCOME TAX BENEFIT				(604)	(J)	(604)
NET LOSS		$5,503	3,124	1,610		$10,237

LOSS PER SHARE:
Basic		0.1				0.19
Diluted		0.11				0.20
WEIGHTED AVERAGE NUMBER
OF SHARES USED IN
COMPUTATION OF BASIC AND
DILUTED LOSS PER SHARE:
Basic		54,162,596				54,162,596
Diluted		54,721,969				54,721,969

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements, which are an integral part of these statements.

ORGENESIS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2015
(U.S. dollars in thousands, except per share data)

		Orgenesis	Cell therapy
		Inc	Holdings SA	Pro Forma		Orgenesis
		Historical	Historical	Adjustments		Pro Forma

REVENUES	$		784			$784
COST OF REVENUES			916	36	(D)	952
GROSS LOSS			132	36		168
OPERATING EXPENSES:
Research and development expenses, Net		176				176
Selling, general and administrative		659	560	408	(D)
				(72)	(I)	1,555
OPERATING LOSS		835	692	372		1,899
FINANCIAL EXPENSES (INCOME), Net		(44)	80	(1)	(F)	35
LOSS BEFORE INCOME TAXES		791	772	371		1,934
INCOME EXPENSE (BENEFIT)				(151)	(J)	(151)
NET LOSS		$791	772	220		$1,783
LOSS PER SHARE:
Basic		0.01				0.03
Diluted		0.02				0.03
WEIGHTED AVERAGE NUMBER OF SHARES
USED IN COMPUTATION OF BASIC AND
DILUTED LOSS PER SHARE:
Basic		55,735,394				55,735,394
Diluted		56,288,938				56,288,938

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements, which are an integral part of these statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.    ACQUISITION OF MASTHERCELL AND CELL THEROPY HOLDINGS

On March 2, 2015 (the “closing date”), Orgenesis (the "Company"), acquired certain assets and assumed certain liabilities related to Cell Therapy Holding S.A. ("the Target") with the intention of operating the Target as an ongoing business.

MaSTherCell is a Contract Development and Manufacturing Organization (CDMO) specialized in cell therapy development for advanced medicinal products. Cell therapy is the prevention or treatment of human disease by the administration of cells that have been selected, multiplied and pharmacologically treated or altered outside the body (ex vivo). In the last decade, cell therapy medicinal products have gained significant importance, particularly in the fields of ex-vivo gene therapy, immunotherapy and regenerative medicine. While academic and industrial research has led scientific development in the sector, industrialization and manufacturing expertise remains insufficient. MaSTherCell aims to fill this need by providing two types of services to its customers: (i) process and assay development services and (ii) Good Manufacturing Practices (GMP) contract manufacturing services.

In exchange for all of the issued and outstanding shares of the Target, Orgenesis issued to the shareholders of MaSTherCell an aggregate of 42,401,724 shares of its common stock at a deemed price of $0.58 per share for an aggregate deemed price of $24,593,000. The Share Exchange Agreement provided that the price of the Consideration Shares was to be calculated based on the average of all closing trading prices for the Company’s common stock as traded on the OTC stock market for the 30 trading days immediately preceding the closing date, provided that the Consideration Shares were to be priced at no more than $0.80 per share and no less than $0.50 per share.

The Target financial statements and notes as included in Exhibit 99.01 are stated in Euro’s. The statements and notes are translated into U.S. Dollars for use in the pro forma condensed combined financial statements as follows: The Balance Sheet as of February 28, 2015 was translated at the exchange rate as of that date of 1.12 Euro’s to the U.S. Dollar. The Statements of Operations for the year ended November 30, 2014 and the three months ended February 28, 2015 were translated at the average exchange rate 1.34 Euro’s and 1.18 Euro’s to the U.S. Dollar, respectively. Note 1 describing the terms of the acquisition was translated at the exchange rate of 1.12 Euro’s to the U.S. Dollar as of the date of the close of the transaction, March 2, 2015.

The Company accounted for its acquisition of the Target using the acquisition method of accounting. The Target’s tangible and identifiable intangible assets acquired and liabilities assumed were recorded based upon their estimated fair values as of the closing date of the acquisition. The excess of purchase price over the value of the net assets acquired was recorded as goodwill. The Company’s purchase price allocation is preliminary. The fair values of acquired assets and liabilities may be further adjusted as additional information becomes available during the measurement period. Additional information that may become available subsequently and may result in changes in the values allocated to various assets and liabilities includes, but is not limited to any changes in the values allocated to tangible and identified intangible assets acquired and liabilities assumed during the measurement period and may result in material adjustments to goodwill. The following table summarizes the preliminary acquisition accounting and the tangible and intangible assets acquired as of the date of acquisition (in thousands):

Total purchase consideration:
Redeemable common stock	$24,593
Less Convertible loan	1,813

$22,780

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as if the Acquisition occurred on February 28, 2015:
Total assets acquired:
Property and equipment, net	$4,236
Other assets, including cash	2,200

Intangible assets acquired:
Know how	17,037
Backlog	250

Customer relationships	349
Brand name	1,341
$18,977

Goodwill	$10,424
Total assets	$35,837

Total liabilities assumed:
Deferred tax	$4,957
Loan payables, including convertible loans	5,545
Other liabilities	2,555
Total liabilities	13,057

Total consideration transferred	$22,780

Goodwill is the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets. In accordance with applicable accounting standards, goodwill is not amortized but instead is tested for impairment at least annually or more frequently if certain indicators are present.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma condensed combined financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company. The accounting policies of the Target were not deemed to be materially different to those adopted by the Company.

3. ACQUISITION-RELATED COSTS

In conjunction with the acquisition, the Company incurred acquisition-related charges, related primarily to investment banking, legal, accounting and other professional services.

4. PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of the Company and the Target and certain adjustments which the Company believes are reasonable to give effect to the Target acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the pro forma adjustments. As discussed above in Note 1, the fair value amounts assigned to the identifiable assets acquired and liabilities assumed are considered preliminary at this time. However, the Company believes that the preliminary determination of fair value of acquired assets and assumed liabilities and other related assumptions utilized in preparing the unaudited pro forma condensed combined financial statements provide a reasonable basis for presenting the pro forma effects of the MaSTherCell acquisition.

The adjustments made in preparing the unaudited pro forma condensed combined financial statements are as follows:

(A)	To record the Orgenesis Common shares for the acquisition of the Target. The unwind provision outlined in the agreement requires the Common shares to be reflected as Redeemable common shares.

(B)	To eliminate the Target Common Stock, Accumulated Deficit and Non-controlling interest acquired given the fact that Orgenesis also acquired the remaining 50% of MaSTherCell as part of the acquisition.

(C)	To eliminate intercompany balances and transactions.

(D)	To record intangible assets acquired and related amortization as shown below (amounts in thousands):

			Amortization Expense
		Estimated
		useful	Three months ended	Year period ended
	Fair	life	February 28,	November 30,
	value	(years)	2015	2014
Know how	$17,037	11.75	$362	$1,450
Backlog	250	1.75	36	143
Customer relations	349	7.75	12	45
Brand name	1,341	9.75	34	137
	$18,977		$444	1,775

(E)	To adjust fair value of deferred income as the direct cost of manufacturing.

(F)	To adjust to the fair value of the long-term portion of convertible loans and related interest expenses.

(G)

To record the deferred tax liability related to the timing difference on intangible assets, deferred revenue and loans payable less the deferred tax asset current accumulated losses available to reduce future income taxes at the average statutory rate of 34%.

(H)	To record Goodwill as the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets.

(I)	To adjust for transaction costs related to the acquisition.

(J)	Tax related to pro-forma adjustments based on statutory tax rate.